UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
April 28, 2009
Date of Report (Date of earliest event reported)
CCFNB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19028	23-2254643

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
232 East Street
Bloomsburg, PA 17815
(Address of principal executive offices)
570-784-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Lance O. Diehl, Chief Executive Officer, recently announced the consolidated financial results from CCFNB Bancorp, Inc. and Subsidiaries for the first quarter 2009.
On April 28, 2009, CCFNB Bancorp, Inc. issued a press release titled “CCFNB Bancorp, Inc. Reports First Quarter 2009 Earnings”, attached as Exhibit 99.1 to this Current Report of Form 8-K and incorporated herein by reference. The information furnished under Item 2.02 of this Current Report on an 8-K shall not be deemed “filed” for any purpose.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by CCFNB Bancorp, Inc. on April 28, 2008, titled “CCFNB Bancorp, Inc. Reports First Quarter 2009 Earnings”.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 28, 2009	CCFNB Bancorp, Inc.
	By:	/s/ Jeffrey T. Arnold
		Name:	Jeffrey T. Arnold, CPA,CIA
		Title:	Chief Financial Officer

3